UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

_______________________

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 3, 2013

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York (Address of principal executive offices)	10010 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Appointment of Principal Officers.

Effective at the close of business on May 31, 2013, Registrant’s Finance Division was reorganized, and certain management responsibilities in that division were reassigned. John S. Barresi has been appointed to the position of Vice President – Controller and principal accounting officer. Mr. Barresi, 40, a certified public accountant, joined Registrant in 2009 as Vice President – Internal Audit after leading the Internal Audit division at The McGraw-Hill Companies for the previous three years. Henry Iglesias, who has served as Registrant’s Controller and principal accounting officer since 2005, has been appointed Vice President – Financial Planning & Analysis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and General Counsel

Date:  June 3, 2013

3